UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant To Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant: 

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	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
	Definitive Additional Materials

	Soliciting Material Pursuant to §240.14a-12

AKEENA SOLAR, INC.
(Name of Registrant as Specified in Its Charter)

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Akeena Solar 408-402-9400 fax: 408-395-7979 www.akeena.net
Corporate Headquarters: 16005 Los Gatos Blvd., Los Gatos, CA  95032

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 7, 2010
9:30 a.m. (Pacific Daylight Time)

To the Stockholders of Akeena Solar, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of Akeena Solar, Inc. (the “Company” or “Akeena”), a Delaware corporation, will be held at our principal corporate offices located 16005 Los Gatos Blvd., Los Gatos, California 95032 on May 7, 2009 at 9:30 a.m. (Pacific Daylight Time) for the following purposes:

1.	To elect four (4) directors to the Board of Directors to a one year term;
2.	To consider an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from fifty (50) million to one-hundred (100) million.
3.
To terminate the 2001 Stock Plan, eliminating 4,000,000 reserved shares, and approve the Fourth Modification to the 2006 Incentive Stock Plan (the “Stock Plan”), which will increase the total number of shares of stock that Akeena will have the authority to issue from 5,000,000 to 12,000,000 resulting in a net increase in reserved shares for the Company’s employee stock plans of 3,000,000; we refer to this proposal as the “Fourth Modification to the 2006 Incentive Stock Plan.”

4.	To ratify the appointment of Burr, Pilger and Mayer LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2010;
5.
To approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals; and

6.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.
Our board of directors recommends a vote FOR the nominees for director under Item 1 and FOR Items 2, 3, 4 and 5. Stockholders of record at the close of business on March 8, 2010 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal corporate offices described above.

Whether or not you plan to attend the Annual Meeting, please mark, sign, date and promptly return the accompanying Proxy. You may revoke your Proxy at any time before it is voted.

Stockholders are cordially invited to attend the meeting in person. Please indicate on the enclosed Proxy whether you plan to attend the meeting. Stockholders may vote in person if they attend the meeting even though they have executed and returned a Proxy.

By Order of the Board of Directors,

Barry Cinnamon
Chief Executive Officer and Secretary

Dated:  March 19, 2010

IMPORTANT:  Please vote your shares via telephone or the Internet, as described in the accompanying materials, to assure that your shares are represented at the meeting, or, if you received a paper copy of the proxy card by mail, you may mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 7, 2010:   Our Proxy Statement is attached. Financial and other information concerning the Company is contained in our Annual Report on Form 10-K for the year ended December 31, 2009. A complete set of proxy materials relating to our annual meeting is available on the Internet. These materials, consisting of the Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders, may be viewed at http://ir.akeena.com/Shareholder_meeting.cfm.

The Company is providing the following directions to the location of the meeting:

Directions from Northern California (San Francisco International Airport)
US-101 S toward SAN JOSE - go 23.4 miles
Take exit #398B/Cupertino/Santa Cruz onto CA-85 S - go 13.7 miles
Take the Los Gatos Blvd/Bascom Ave exit - go 0.4 mile
Turn Right on S Bascom Ave
Continue on Los Gatos Blvd - go 1.3 miles
Arrive at 16005 Los Gatos Blvd, Los Gatos, on the Right

Directions from Southern California
US-101 N toward San Jose - go 8.7 miles
Take exit #377A/ Cupertino /Mtn View onto CA-85 N - go 10.4 miles
Take the Bascom Ave / Los Gatos Blvd exit - go 0.4 mile
Turn Left on S Bascom Ave - go 0.2 mile
Continue on Los Gatos Blvd - go 1.3 miles
Arrive at 16005 Los Gatos Blvd, Los Gatos, on the Right

Directions from Fresno California

CA-99 N toward Sacramento - go 33.5 miles
Take Left exit #166/Los Banos/Gilroy onto CA-152 W - go 81.2 miles
Turn Left on Pacheco Pass Hwy (CA-152) - go 2.6 miles
Take ramp onto US-101 N toward San Jose/Watsonville/CA-152 W - go 20.5 miles
Take exit #377A/ Cupertino /Mtn View onto CA-85 N - go 10.4 miles
Take the Bascom Ave /Los Gatos Blvd. exit - go 0.4 mile
Turn Left on S Bascom Ave - go 0.2 mile
Continue on Los Gatos Blvd - go 1.3 miles
Arrive at 16005 Los Gatos Blvd, Los Gatos, on the Right

AKEENA SOLAR, INC.
16005 Los Gatos Blvd.
Los Gatos, CA 95032
Telephone: (408) 402-9400
Fax: (408) 395-7979
_____________________________

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 7, 2010
_____________________________

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card are furnished to stockholders of Akeena Solar, Inc., a Delaware corporation (“Akeena” or the “Company”), in connection with the solicitation by order of the Board of Directors of the Company of proxies for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Friday, May 7, 2010 at the Company’s corporate offices located at 16005 Los Gatos Blvd., Los Gatos, CA 95032 at 9:30 a.m. local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. These proxy materials and the accompanying Annual Report on Form 10-K for the year ended December 31, 2009, are being provided on or about March 19, 2010 to stockholders of the Company entitled to vote at the Annual Meeting.

Akeena has been in business since February 23, 2001. Our offices are located in Los Gatos, Fresno (Clovis), Anaheim, Santa Rosa, Palm Springs, and San Diego, California. The Company’s corporate headquarters are located at 16005 Los Gatos Boulevard, Los Gatos, California 95032.The Company’s telephone number is (408) 402-9400.

As indicated in the Notice of Annual Meeting of Stockholders, the Company’s Annual Meeting has been called to (i) elect four (4) directors to the Board of Directors for the ensuing year, (ii) approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from fifty (50) million to one-hundred (100) million, (iii) to terminate the 2001 Stock Plan, eliminating 4,000,000 reserved shares, and approve the Fourth Modification to the 2006 Incentive Stock Plan (the “Stock Plan”), which will increase the total number of shares of stock that Akeena will have the authority to issue from 5,000,000 to 12,000,000 resulting in a net increase in reserved shares for the Company’s employee stock plans of 3,000,000; we refer to this proposal as the “Fourth Modification to the 2006 Incentive Stock Plan.” (iv) ratify the appointment of Burr, Pilger and Mayer LLP as the Company’s independent auditors for the year ending December 31, 2010, (v) approve any adjournments of the meeting to another time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies in favor of any of the foregoing proposals, and (vi) consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

SOLICITATION AND VOTING

Voting Rights and Outstanding Shares

Only stockholders of record at the close of business on March 8, 2010 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. The voting securities of the Company issued and outstanding on the Record Date consisted of 36,830,327 shares (the “Shares”) of common stock, par value $0.001 per share (the "Common Stock"), entitling the holders thereof to one vote per Share. There was no other class of voting securities of the Company outstanding on such date. The presence at the Annual Meeting in person or by proxy of holders of a majority of the Shares entitled to vote is required for a quorum.

The election of directors will be determined based upon the affirmative vote of a plurality of the Shares present at the Annual Meeting. The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s Common Stock is required to approve the proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock. Approval for each of the other proposals being submitted to the stockholders requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Shares entitled to vote on such proposals. Shares which are voted to abstain on any proposal are counted as votes cast, and therefore have the same effect as a vote against the proposal.

Votes for and against, abstentions and broker “non-votes” are included for purposes of determining whether a quorum of Shares is present at the Annual Meeting. A broker “non-vote” occurs when a broker or nominee holding Shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker “non-votes” are not included in the tabulation of the voting results on the election of directors or on proposals requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by persons appointed by our Board of Directors to act as Inspectors of Election for the Annual Meeting, as provided by the Company’s By-laws. The Inspectors of Election will count the total number of votes cast for approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast.

Solicitation of Proxies

All expenses in connection with the solicitation of proxies will be borne by the Company. The Company expects that the solicitation will be made primarily by mail and e-mail, but regular employees or representatives of the Company may also solicit proxies by telephone, facsimile, e-mail or in person, without additional compensation. The Company will, upon request, reimburse brokerage houses and persons holding Shares in the names of their nominees for their reasonable expenses in sending proxy material to their principals.

Voting Instructions

All Shares represented by properly executed proxies received before or at the Annual Meeting will, unless the proxies are revoked, be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated on the proxy, the Shares will be voted as the Board recommends on each proposal. All proxies delivered pursuant to this solicitation may be revoked by the person executing the same at any time prior to the time they are voted. A proxy may be revoked by notice in writing received at the office of the Company, Attention: General Counsel, by execution of a subsequent proxy or by attendance and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke the proxy.

Stockholders whose shares are registered in their own names may vote (1) by returning a proxy card, (2) via the Internet or (3) by telephone. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or by telephone are set forth in these materials. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow the stockholders to vote his or her shares and confirm that his or her voting instructions have been properly recorded. If you do not wish to vote via the Internet or telephone, please complete, sign and return the proxy card in a self-addressed, postage paid envelope provided.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Directors are to be elected at the annual meeting to hold office until the next annual meeting and until their respective successors are elected and qualified. The By-Laws of the Company (the “By-Laws”) provide that the Company shall have not less than one nor more than fifteen directors, with the exact number to be fixed by the Board of Directors from time to time. The Board presently consists of four members. The four nominees for election at the Annual Meeting are currently directors of the Company, and upon election will serve, subject to the provisions of the By-Laws, until the next annual meeting of stockholders and until such director’s successor is elected and qualified or until such director’s prior death, resignation or removal. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any nominee not be a candidate at the time of the Annual Meeting (a situation which is not now anticipated), proxies may be voted in favor of the remaining nominees and may also be voted for a substitute nominee selected by the Board of Directors.

The names of the nominees for director are Barry Cinnamon, Ed Roffman, Jon Witkin, and Pradeep Jotwani. See “Directors and Executive Officers” for information regarding each of the nominees for director.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ABOVE-NAMED NOMINEES FOR ELECTION AS DIRECTORS OF THE COMPANY.  The proxy provided herewith will be voted FOR the above-named nominees for election as directors of the Company unless the stockholder specifically withholds votes for any or all of the nominees. Pursuant to the By-Laws, directors are elected by a plurality of the votes cast at the Annual Meeting, if a quorum is present. If a quorum is present, each of the four nominees receiving the highest number of votes cast “for” any nominee will be elected. Proxies cannot be voted for more than four nominees. Abstentions, “broker non-votes” and withheld votes will have no effect on the outcome of the vote. The Company’s Certificate of Incorporation does not provide for cumulative voting in the election of directors.

DIRECTORS AND EXECUTIVE OFFICERS

Our current directors and executive officers are as follows:

Name	Age	Position
Barry Cinnamon	52	Chief Executive Officer, Secretary and Director

Edward Roffman	60	Director

Jon Witkin	56	Director

Pradeep Jotwani	55	Director

Gary Effren	54	President

Margaret Randazzo	42	Chief Financial Officer and Treasurer

Jeff Kiel	50	Executive Vice President Sales and Marketing

Each director holds office until the next annual meeting of stockholders or until their successor has been duly elected and qualified. Executive officers are elected annually and serve at the discretion of our board of directors.

Barry Cinnamon, Chairman, Chief Executive Officer, Secretary and Director.  Our founder, Barry Cinnamon, has served as director since the Company began in 2001. The Board’s Nominating and Corporate Governance Committee decided that Mr. Cinnamon should serve on the Company’s Board based on his personal and professional qualities, including his integrity, achievements in the solar industry, sound judgment, business understanding, absence of conflicts of interest, and available time to dedicate to the role. Mr. Cinnamon is a long-time advocate of solar energy and widely recognized solar energy expert. He started his career in solar energy in the late 1970s as a researcher into new flat plate and concentrating collector designs at the Massachusetts Institute of Technology (MIT). During the late 1970s and early 1980s, Mr. Cinnamon designed and installed active solar, passive solar and ground coupled heat pump systems. Mr. Cinnamon’s work in solar energy computer modeling led him into the software industry, where he served as Chief Executive Officer of Software Publishing Corporation, and founded Allegro New Media, a multimedia software publisher, which he led to an IPO in 1995. Mr. Cinnamon earned a BS Degree in Mechanical Engineering from MIT and a MBA degree in Marketing from Wharton School of the University of Pennsylvania. Mr. Cinnamon is a NABCEP-Certified Solar Installer, a licensed California C-46 Solar Contractor, a member of the board of directors of CALSEIA and SEIA, and an active member of the Silicon Valley Leadership Group.

Ed Roffman, Director.  Mr. Roffman has been a director since August 2006. The Board’s Nominating and Corporate Governance Committee decided that Mr. Roffman should serve on the Company’s Board based on his personal and professional qualities, including his proven integrity, achievements in financial and accounting matters, absence of conflicts of interest, demonstrated sound judgment, overall business understanding, and available time to dedicate to the role. Mr. Roffman   served as Chief Financial Officer of Red Mile Entertainment, Inc. from January 2005 until April 2006 and at Fluent Entertainment, Inc. from February 2003 to December 2004. Both companies are consumer software developers and publishers. Mr. Roffman has also been a principal of Creekside, LLC, a consulting firm which specializes in the software, internet and consumer products industries. From August 1995 to January 1999, Mr. Roffman served as Chief Financial Officer and Chief Operating Officer at Palladium Interactive, Inc., a consumer software company. Mr. Roffman currently serves on the board and audit committee of Silverstar Holdings (NASDAQ: SSTR) a publisher and developer of interactive entertainment software and Adex Media (NASDAQ: ADXM) an Internet marketing and lead generation publisher and developer, manufacturer, and marketer of consumer products. Mr. Roffman is a CPA with over 30 years of experience in accounting and finance. Mr. Roffman earned a BBA in accounting from Temple University.

Jon Witkin, Director.  Mr. Witkin has been a director since July 2007. The Board’s Nominating and Corporate Governance Committee decided that Mr. Witkin should serve on the Company’s Board based on his personal and professional qualities, including his proven integrity, absence of conflicts of interest, sound judgment, achievements in business and company management, business understanding, and available time to dedicate to the role. Mr. Witkin is a co-owner of Western States Glass, the largest independent flat glass distributor in Northern California, which he co-founded in 1991. Mr. Witkin oversees Western States Glass's operations, including its fleet of delivery vehicles and remote offices throughout California. Prior to founding Western States Glass, Mr. Witkin was a Partner at Bay Mirror and an Area Sales Manager at ACI Glass Distribution (“ACI”). He also served in various sales and management roles at the Havlin Witkin Corporation which was sold to ACI. Mr. Witkin earned a Bachelors of Science degree from the University of Utah.

Pradeep Jotwani, Director.  Mr. Jotwani has been a director since August 2009. The Board’s Nominating and Corporate Governance Committee decided that Mr. Jotwani should serve on the Company’s Board based on his personal and professional qualities, including his proven integrity, absence of conflicts of interest, sound judgment, achievements in business, business understanding, and available time to dedicate to the role. He is currently an Operating Executive at Vector Capital, a San Francisco based private equity firm. From 1982 through 2007, he held a number of senior management positions in Europe and the United States with Hewlett-Packard. From 2002 to 2007, he was Senior Vice President and head of Hewlett-Packard’s $16 billion Printing Supplies business and prior to that was President of Hewlett-Packard’s Consumer Business Organization. Mr. Jotwani holds a bachelor’s degree in mechanical engineering from the Indian Institute of Technology in Kanpur, India, a master’s degree in industrial engineering from the University of Wisconsin in Madison and a master’s degree in business administration from Stanford University in Palo Alto, CA. He is currently a Fellow of the American Leadership Forum in Silicon Valley.

Gary Effren, President.  Mr. Effren became the Company’s President during December of 2009. Previously he served as the Company’s Chief Financial Officer since September of 2007. From 1980 to 2006, Mr. Effren held various executive financial positions at Knight Ridder, Inc., a Fortune 500 media company. Mr. Effren served as the Vice President/Finance of Knight Ridder from January 2005 until his departure in 2006. Prior to that, Mr. Effren served as Senior Vice President/Finance and Chief Financial Officer of Knight Ridder from 2001 to 2004, and as Vice President/Controller of Knight Ridder from 1995 to 2001. During his tenure at Knight Ridder, Mr. Effren’s overall responsibilities included corporate accounting and financial reporting, strategic business development, tax, treasury, risk management and investor relations. Prior to joining Knight Ridder, Mr. Effren worked as an auditor at Peat Marwick Mitchell. Mr. Effren is a CPA with 30 years of experience in accounting and finance. Mr. Effren earned an MBA from the University of Miami and earned a bachelor’s degree in Commerce from Rider College in New Jersey.

Margaret Randazzo, Chief Financial Officer and Treasurer.  Ms. Randazzo became the Company’s Chief Financial Officer during December of 2009 after serving as the Company’s Controller through the end of 2008. Ms. Randazzo began her career as a manager in the Audit and Business Advisory Division of Arthur Andersen LLP in Dallas. In 1996, she joined the Fort Worth Star-Telegram as a financial planning manager and in 1998, was named vice president and chief financial officer of the Star-Telegram. In 2001, Randazzo joined the Star-Telegram's corporate parent, Knight Ridder, and held positions of increasing responsibility at the company, including vice president and controller and special assistant to the president. In 2006, upon the McClatchy Company's acquisition of Knight Ridder, Ms. Randazzo was named president and publisher of The Modesto Bee and had oversight of the Merced Sun-Star. Ms. Randazzo earned a bachelor's of business administration degree in accounting from the University of Oklahoma and is a certified public accountant in the state of Texas.

Jeff Kiel, Executive Vice President Sales and Marketing.  Mr. Kiel joined the Company during December 2008 as the Company’s Executive Vice President of Sales and Marketing. From August 2008 to December 2008, Mr. Kiel was Executive Vice President of Sales and Business Development for Fonemine, a mobile technology company. From 1987 to 2008, Mr. Kiel served in a number of media industry positions with subsidiaries of Knight Ridder, Inc., a Fortune 500 media company, and then MediaNews Corporation after it acquired The San Jose Mercury News in 2007. Those positions included President and Publisher and Vice President of Advertising for the San Jose Mercury News (2002 to 2008) and Vice President of Finance and Chief Financial Officer of the Miami Herald (1998 to 2002). Prior to joining Knight Ridder, Mr. Kiel worked in public accounting as an auditor at Ernst and Young from 1982 to 1987 and Kaufman, Rossin and Company from 1987 to 1988. Mr. Kiel earned a Bachelor of Science degree from The University of Florida and is a CPA in the state of Florida.

There are no family relationships among our directors, nominees for director and executive officers.

CORPORATE GOVERNANCE

Director Independence and Other Matters

The Board of Directors has determined that, other than Barry Cinnamon, the CEO of the Company, each of the members of the Board is an “independent director” as such term is defined in Marketplace Rule 5605(a)(2) of the listing standards of the NASDAQ Stock Market.

Each member of the Nominating, Compensation and Audit committees of our Board of Directors meets the independence requirements applicable to those committees prescribed by the listing standards of the NASDAQ Stock Market and, for purposes of the Audit Committee, Section 10A of The Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In the course of the Board of Director’s determination regarding the independence of each non-management director, it considered any transactions, relationships and arrangements as required by the applicable NASDAQ Marketplace Rules and the rules and regulations of the SEC.

Certain Relationships and Related Transactions

There were no relationships or related party transactions in the fiscal year ended December 31, 2009 (“Fiscal 2009”) requiring disclosure in this Proxy Statement.

Procedures for Approval of Related Person Transactions

Any request for us to enter into a transaction with an executive officer, director or employee, or any of such persons’ immediate family members or affiliates, must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting the proposed agreement, our Audit Committee will review each such transaction for potential conflicts of interest or improprieties.

Executive Sessions

Our non-management directors meet in executive session without management present periodically after regularly scheduled Board and Committee meetings throughout the year.

Committees of the Board of Directors and Meeting Attendance

The Board of Directors held four meetings and acted by unanimous written consent seven times during the fiscal year ended December 31, 2009. During 2009, the Board was comprised of Ed Roffman, Barry Cinnamon, Pradeep Jotwani, and Jon Witkin. During Fiscal 2009, each of our directors attended at least 75% of the total number of meetings of the Board of Directors and all of the committees of the Board of Directors held during the period on which such director served. The Company encourages but does not require members of the Board of Directors to attend the annual meetings of the stockholders.

The Company’s Chairman, Barry Cinnamon, is also the CEO. The Board believes that it is appropriate for Mr. Cinnamon to serve as both the CEO and Chairman due to the relatively small size of the Company and Board, and the fact that Mr. Cinnamon is the founder of the Company with extensive experience in the solar industry.

The Company has standing Nominating and Corporate Governance, Audit, and Compensation Committees of the Board of Directors.

The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) is comprised of Messrs. Witkin, Roffman, and Jotwani. The Nominating Committee of the Board of Directors performs the functions typical of a nominating committee, including: (i) developing and recommending corporate governance principles and procedures applicable to the Board of Directors and the Company’s employees; (ii) recommending committee composition and assignments; (iii) identifying individuals qualified to become directors; (iv) recommending director nominees; (v) recommending whether incumbent directors should be nominated for re-election to the Board of Directors and (vi) reviewing the adequacy of the Nominating Committee charter. The Nominating Committee has established a charter, a current copy of which is available on the investor relations section of our website at http://ir.akeena.com/Governance.cfm. The Nominating Committee held one meeting in the fiscal year ended December 31, 2009.

The Audit Committee. The Audit Committee is comprised of Messrs. Witkin, Roffman, and Jotwani. Our Board has designated Mr. Roffman our audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee of the Board of Directors has the authority and responsibility to select, evaluate and, when appropriate, replace the company’s independent registered public accounting firm. The Audit Committee monitors the activities of the Company’s external auditors, including the audit scope, the external audit fees, auditor independence matters and the extent to which the independent auditors may be retained to perform advisory services. The Audit Committee also reviews the results of the external audit work to assess the adequacy and appropriateness of the Company’s financial and accounting controls. The Audit Committee reviews changes in accounting standards that impact the Company’s financial statements and discusses with management major events, including legal matters and tax audits, which may have significant financial impact or are the subject of discussions with the independent auditors. In addition, the Audit Committee oversees the Company’s internal audit and compliance programs. The Audit Committee has established a charter, a current copy of which is available on the investor relations section of our website at http://ir.akeena.com/Governance.cfm. The Audit Committee held six meetings in the fiscal year ended December 31, 2009.

The Compensation Committee. The Compensation Committee is comprised of Messrs. Witkin, Roffman, and Jotwani. The Compensation Committee administers the Company’s Stock Plan, including the review and grant of stock options and restricted stock to officers, directors and other employees under the Stock Plan. The Compensation Committee also reviews and approves various other Company compensation policies and matters, and reviews and approves salaries and other matters relating to compensation of the executive officers of the Company. The Compensation Committee has established a charter, a current copy of which is available on the investor relations section of our website at http://ir.akeena.com/Governance.cfm.

The Compensation Committee meets in person, telephonically or otherwise at least twice during each fiscal year for, among other things, the consideration and determination of executive and director compensation. The Compensation Committee may also hold special meetings or act by unanimous written consent as required. The Compensation Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation Committee or to meet with any members of, or consultants to, the Compensation Committee; provided, however, that the Chief Executive Officer may not be present during any discussions or deliberations of the Compensation Committee regarding the Chief Executive Officer’s compensation.

The Compensation Committee reviews and approves on an annual basis the corporate goals and objectives with respect to the compensation for the Company’s Chief Executive Officer and other executive officers. The Committee evaluates at least once a year the Chief Executive Officer and other executive officers’ performance in light of these established goals and objectives and based upon these evaluations shall recommend to the full Board the Chief Executive Officer and other executive officers’ annual compensation, including salary, bonus, incentive and equity compensation. In reviewing and recommending the compensation of the Chief Executive Officer and other executive officers, the Committee may consider the compensation awarded to officers of similarly situated companies, the Company’s performance, the individuals’ performance, compensation given to the Company’s officers in past years or any other fact the Committee deems appropriate. The Chief Executive Officer is not be permitted to participate in any discussions or processes concerning his compensation, but may participate in a non-voting capacity in discussions or processes concerning the compensation of other executive officers.

The Compensation Committee develops and periodically assesses the Compensation Committee’s compensation policies applicable to the Company’s executive officers and directors, including the relationship of corporate performance to executive compensation. The Compensation Committee reviews and recommends to the Board appropriate director compensation programs for service as directors, committee chairs and committee members. The Compensation Committee held three meetings and acted by unanimous written consent two times in the fiscal year ended December 31, 2009.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of the Company during Fiscal 2009. During Fiscal 2009, no member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. During Fiscal 2009, none of the Company’s executive officers served on the Compensation Committee or Board of Directors of another entity any of whose executive officers served on the Company’s Compensation Committee or Board of Directors.

Director Compensation

In addition to reimbursement for reasonable expenses incurred in the performance of their duties as directors, including participation on the Board of Directors and its committees, the Company compensates its non-employee directors as follows:

•
an annual grant of options to purchase 20,000 shares of common stock under the Company’s Stock Plan, which vest as to one-fourth of the shares quarterly for one year commencing on the date of grant. These stock options are subject to forfeiture in accordance with the terms of the grant;

•
an annual grant of restricted common stock under the Company’s Stock Plan with a grant date value of $20,000, which restriction lapses as to approximately one-fourth of the shares quarterly over one year commencing on the date of grant. Directors are entitled to vote such restricted stock, subject to forfeiture, in accordance with the terms of the grant; and

•	travel and lodging expenses for any activities related to the performance of their duties on the Board of Directors.

All grants of restricted common stock received by non-employee directors for services as a Board member are made subject to forfeiture in the event of termination of service on the Board.

The following table sets forth certain information concerning the compensation paid or earned by the Directors who were not Named Executive Officers for services rendered in all capacities during the fiscal year ended December 31, 2009.

		Restricted Stock			Stock Options
Name	Fees Earned or Paid in Cash	Granted (#)	Aggregate Fair Value (1)		Granted (#)	Aggregate Fair Value (1)	Total	Stock Awards Outstanding at Year-End (#)
Ed Roffman	$—	17,094	$20,000	(2)	20,000	$16,529	$36,529	13,547	(2)
Pradeep Jotwani	$—	17,795	$20,932	(3)	20,932	$17,402	$38,334	8,547	(3)
Jon Witkin	$—	17,094	$20,000		20,000	$16,529	$36,529	8,547

(1)
The amounts in this column represent the aggregate grant date fair values of the restricted stock and the option awards granted to the director in the 2009 fiscal year in accordance with stock compensation accounting. See Note 14 of the Notes to our Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on March 10, 2010 for a discussion of all assumptions made by us in determining the valuation of the equity awards.

(2)
On August 30, 2006, according to the Company’s previous Director compensation plan, Mr. Roffman was granted 20,000 shares of restricted stock, which restriction lapses as to 5,000 shares on each anniversary of the date of grant commencing on August 30, 2007, subject to Mr. Roffman serving on the Company’s Board on each such anniversary.

(3)
On August 5, 2009, Mr. Jotwani received 701 shares of the Company’s restricted common stock under our Stock Plan, which restrictions lapsed on August 21, 2009 for his service on the Board until the Company’s 2009 Annual Meeting.

Director Nomination Process

The Nominating Committee identifies nominees who have the business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as members of the Company’s Board of Directors and who are willing to serve as directors of a public company. The Board approved the Director Nomination Process by written resolution dated August 1, 2007. To date, the Nominating Committee has not engaged any third parties to assist the Nominating Committee in identifying or evaluating potential nominees. After a possible candidate is identified, the candidate would meet with various members of the Board of Directors to evaluate the candidate’s potential to be an effective member of the Board of Directors.

In considering nominees for election as a director, the Nominating Committee considers a number of factors, including creating and maintaining diversity on the Board. The Nominating Committee implements this policy by ensuring its members have sufficiently diverse backgrounds. The personal and professional backgrounds of all directors are researched and one-on-one interviews with existing directors and management are conducted prior to nomination of each candidate. Subsequently, annual reviews of the Board’s composition and performance are assessed to ensure that sufficiently diverse knowledge and experience is being represented in the Board decision-making. Characteristics expected of all directors include integrity, high personal and professional ethics, sound business judgment and the ability and willingness to commit sufficient time to the proceedings and activities of the Company’s Board of Directors. In evaluating the suitability of candidates for membership on the Board of Directors, the Nominating Committee takes into account many factors, including the candidate’s general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today’s business environment, understanding of the Company’s business and technology, educational and professional background and personal accomplishments.

The Nominating Committee will consider stockholder recommendations for nominees for membership on the Board of Directors. Such recommendations may be submitted in writing to Akeena Solar, Inc., 16005 Los Gatos Blvd., Los Gatos, CA 95032, Attention: General Counsel. Stockholders may recommend candidates at any time, but to be considered by the Nominating Committee for inclusion in the Company’s proxy statement for the next annual meeting of stockholders, recommendations must be submitted in writing no later than 60 days in advance of the one year anniversary of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). Any such recommendation must include:

•
the name of the stockholder recommending the director candidate for consideration, the name of the director candidate and the written consent of the stockholder and the director candidate to be publicly identified;

•
a written statement by the director candidate agreeing to be named in the Company’s proxy materials and to serve as a member of the Board of Directors (and any committee of the Board of Directors to which the director candidate is assigned to serve by the Board of Directors) if nominated and elected;

•
a written statement by the stockholder and director candidate agreeing to make available to the Nominating Committee all information reasonably requested in connection with the Nominating Committee’s consideration of the director candidate; and

•
the director candidate’s name, age, business and residential address, principal occupation or employment, number of shares of the Company’s common stock and other securities beneficially owned, a resume or similar document detailing personal and professional experiences and accomplishments, and all other information relating to the director candidate that would be required to be disclosed in a proxy statement or other filing made in connection with the solicitation of proxies for the election of directors pursuant to the Exchange Act, the rules of the SEC and the listing standards of the NASDAQ Stock Market.

The Company may request additional information from such candidate to assist in its evaluation. The Nominating Committee will evaluate any stockholder recommended nominees using the same criteria set forth above.

Communications with the Board of Directors

Any stockholder and other interested party may communicate with the Board of Directors, any committee of the Board of Directors or any specified member of the Board of Directors. All written communications must identify the intended recipient and the author and be forwarded by certified mail to Akeena Solar, Inc., 16005 Los Gatos Blvd., Los Gatos, CA 95032, Attention: General Counsel. The General Counsel will act as agent for the directors in facilitating these communications. There is no screening process, and all stockholder communications which are received by the General Counsel are forwarded to the Board of Directors.

Code of Ethics and Corporate Governance

The Company adopted a Code of Business Conduct and Ethics (the “Code”) on July 18, 2007 that applies to all of the Company’s directors and employees, including its chief executive officer and chief financial officer. The purpose of the Code is to, among other things, focus the Company’s directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct and to help enhance and formalize the Company’s culture of integrity, respect and accountability. The full text of the Code is posted on the investor relations section of our website at http://ir.akeena.com/Governance.cfm. A printed copy of the Code may also be obtained free of charge by writing to Akeena Solar, Inc., 16005 Los Gatos Blvd., Los Gatos, CA 95032, Attention: Legal Department. The Company intends to disclose any amendment to or waiver from, a provision of the Code by posting such information on its web site.

PROPOSAL NO. 2
APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Background

Under Delaware law, we may only issue shares of Common Stock to the extent such shares have been authorized for issuance under our Certificate of Incorporation. Our Certificate of Incorporation currently authorizes the issuance of up to fifty (50) million shares of Common Stock. However, as of March 8, 2010, 36,830,327 shares of our Common Stock were issued and outstanding, 1,218,390 were reserved for issuance under a securities purchase agreement (including 330,000 warrants), 5,394,011 were reserved for issuance for outstanding warrants and 3,864,901 shares were reserved for issuance under our equity compensation plans, leaving 2,692,371 shares of Common Stock unissued and unreserved. In order to ensure sufficient shares of Common Stock will be available for issuance by the Company, the Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of shares of such Common Stock authorized for issuance from fifty (50) million to one-hundred (100) million.

Purpose and Effect of the Amendment

The principal purpose of the proposed amendment to the Certificate of Incorporation is to authorize additional shares of Common Stock which will be available in the event our Board of Directors determines that it is necessary and appropriate to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners and/or to provide equity incentives to employees and officers or for other corporate purposes.

No specific transaction to issue additional shares of our Common Stock is currently proposed or pending. We have in place a Securities Purchase Agreement with an investor, which permits us to sell shares of our Common Stock at times of our choosing, and allows the investor to require us to sell shares at times of its choosing, subject to a number of conditions and limitations, as part of a registered public offering. During 2009 and to date in 2010, we have issued 915,577 and 396,033 shares of Common Stock, respectively, under that arrangement, and we are obligated to issue related warrants to purchase 196,742 shares of Common Stock. We may sell additional shares of our Common Stock under this existing arrangement from time to time during 2010. In other capital raising transactions during 2009, we issued 2,325,581 shares of our Common Stock for cash (including shares issued upon conversion of preferred stock), and we issued warrants to purchase 5,435,685 shares of Common Stock (excluding warrants cancelled upon conversion of preferred stock), of which warrants for 3,471,400 shares of Common Stock have been exercised, in registered public offerings.

The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.

The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights and the Board of Directors has no plans to grant such rights with respect to any such shares.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult and expensive, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized Common Stock is not prompted by any specific effort or takeover threat currently perceived by management.

If the proposed amendment is approved by the stockholders, Article Four of our Certificate of Incorporation will be amended to read as follows:

A.	Capitalization. The total number of shares of all classes of stock which the Corporation will have authority to issue is one-hundred and one million (101,000,000), consisting of:

1.	One-hundred million (100,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”); and

2.	One million (1,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

The additional shares of Common Stock to be authorized pursuant to the proposed amendment will have a par value of $0.001 per share and be of the same class of Common Stock as is currently authorized under the Certificate of Incorporation. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of our capital stock except in connection with the aforementioned Securities Purchase Agreement and our existing stock option and purchase plans.

Vote Required and Board of Directors Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDER VOTE FOR APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM FIFTY (50) MILLION TO ONE-HUNDRED (100) MILLION SHARES. Approval of this proposal requires the affirmative vote of a majority of the issued and outstanding shares of Common Stock. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present and will have the same effect as a negative vote on this proposal.

PROPOSAL NO. 3
APPROVAL OF THE FOURTH MODIFICATION
TO THE 2006 INCENTIVE STOCK PLAN

The 2006 Incentive Stock Plan (the “Stock Plan”) was adopted by the Board of Directors on August 8, 2006. On December 20, 2006, August 24, 2007, and October 21, 2008, we amended the Stock Plan to increase the number of shares of common stock reserved for issuance under the Stock Plan, either as grants of restricted stock or stock options, to Akeena’s employees, directors and consultants, from 450,000 shares to 1,000,000 shares, from 1,000,000 to 4,000,000 shares, and from 4,000,000 to 5,000,000 shares, respectively. The purpose of the Stock Plan is to provide an incentive to retain and attract talented directors, officers, consultants, advisors and employees to our company, and to encourage the sense of proprietorship and stimulate the active interest of such persons in our development and financial success. Under the Stock Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Internal Revenue Service Code of 1986, as amended (the “Code”), non-qualified stock options and grants of restricted stock. The Stock Plan is administered by the Compensation Committee of our Board of Directors. As of March 8, 2010, the Compensation Committee made the following grants under the Stock Plan: an aggregate of 4,158,803 grants of stock options, of which 933,536 are exercisable and 1,565,274 have been cancelled or forfeited, and an aggregate of 2,619,435 grants of shares of restricted stock, of which restrictions have lapsed on 1,135,099 shares and 738,814 have been cancelled or forfeited. Thus, taking into account the cancelled or forfeited grants, as of March 8, 2010, 525,850 shares are available for issuance under the Stock Plan.

The Company’s 2001 Stock Option Plan (the “2001 Plan”) was adopted prior to the time the Company became public in 2006. Under the 2001 Plan, we are authorized to issue up to 4,000,000 grants of either incentive stock options or non-statutory stock options to Akeena’s employees, directors and consultants. As of March 8, 2010, the Compensation Committee had made no grants under the 2001 Plan. The Company is recommending that the 2001 Plan be terminated in order to consolidate the Company’s employee stock plans into one plan and to ensure that its public shareholders are provided with the opportunity to approve the share amounts authorized for issuance under all of its employee stock plans.

A summary of the Stock Plan is set forth below, and its full text is available on the investor relations section of our website at www.akeena.net. The following discussion is qualified in its entirety by reference to the Stock Plan.

Administration of the Stock Plan

Our Board of Directors appointed and maintains as administrator of the Stock Plan a Compensation Committee consisting of Independent Directors (as defined by Marketplace Rule 5605 (a)(2) of the NASDAQ Stock Market), “Non-Employee Directors” (as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended) and “Outside Directors” (as defined in Section 162(m) of the Internal Revenue Code). The Compensation Committee, subject to certain restrictive provisions of the Stock Plan, has full power and authority to designate recipients of options and restricted stock grants and to interpret provisions and supervise the administration of the Stock Plan.

The Board of Directors is authorized to amend, suspend, or terminate the Stock Plan, except that no amendment shall be effective, which, without the approval of the Company’s stockholders would: (a) materially increase the number of shares issuable under the Stock Plan; (b) materially increase the benefits accruing to option holders under the Stock Plan; (c) materially modify Stock Plan eligibility requirements; (d) decrease the exercise price of an option to less than 100% of the underlying stock’s fair market value on the grant date; (e) extend the term of any option granted under the Stock Plan beyond five years from its date of issuance; or (f) reduce the exercise price of outstanding options or effect repricing through cancellations and re-grants of new options.

No option and no shares of restricted stock shall be granted pursuant to the Stock Plan on or after the date that is ten years from the effective date of the Stock Plan, but options or shares of restricted stock theretofore granted may extend beyond that date.

Common Stock Subject to the Stock Plan

The Stock Plan provides that options and restricted stock may be granted with respect to 5,000,000 shares (or, subject to shareholder approval of the Fourth Modification to the Stock Plan, 12,000,000 shares) of the Company’s Common Stock. The shares of Common Stock subject to the Stock Plan consist of unissued shares, treasury shares or previously issued shares held by any subsidiary of the Company. Should any option or grant of restricted stock expire or be canceled prior to its exercise or vesting in full, or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an option or grant of restricted stock be reduced for any reason, the shares of Common Stock subject to such option or grant of restricted stock may be subject to future options or grants of restricted stock, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Internal Revenue Code.

Participation

Any director, officer, employee or consultant to the Company or any of its subsidiaries are eligible to receive options or restricted stock under the Stock Plan. However, only employees of the Company or its subsidiaries can receive incentive stock options.

In selecting participants, and in determining the number of shares to be covered by each option or grant of restricted stock awarded to participants, the Compensation Committee may consider any factor it deems relevant, including without limitation, the office or position held by the participant, the participant’s relationship to the Company, the participant’s degree of responsibility for and contribution to the growth and success of the Company’s business, the participant’s length or service, promotions and potential.

Option Price

The purchase price of each share of the Company’s Common Stock purchasable under an incentive option or a nonqualified option shall be determined by the Compensation Committee at the time that the option is granted, but will be no less than 100% of the Fair Market Value (as defined in the Stock Plan) of the underlying Common Stock. If an incentive stock option is granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, the purchase price per share of Common Stock will be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The closing price of the Company’s Common Stock as reported on NASDAQ on March 8, 2010 was $1.05 per share.

Option Term

The term of each option shall be fixed by the Committee, but no option shall be exercisable more than five years after the date such option is granted.

Exercisability

Options are exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee at the time of grant. In the absence of any option vesting periods designated by the Committee at the time of grant, options vest and become exercisable as to one-third of the total amount of shares subject to the option on each of the first, second and third anniversaries of the date of grant. In addition, the Stock Plan provides that no options are exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

In the event of a Change of Control (as defined in the Stock Plan), the Stock Plan provides for complete acceleration of the vesting of outstanding options by the Company and held by the participant at the time of the Change of Control, whether or not vested. Alternatively, in the event of a Change of Control, the Company can elect to pay to the participant an amount in cash per stock option (whether vested or unvested) then held, equal to the difference between the full exercise price of each option and the greater of (i) the average price per share paid in connection with the acquisition of control of the Company or the then fair market value of the non-cash consideration paid for such shares, (ii) the price per share paid in connection with any tender offer for shares of the Company’s common stock leading to control, or (iii) the mean between the high and low selling price of such stock on the NASDAQ Stock Market, OTC Bulletin Board or other market on which the Company’s common stock is then traded or listed for quotation on the date of the Change of Control.

Options are not transferable and may be exercised solely by the participant during her or his lifetime of after her or his death by the person or persons entitled to such option under her or his will or laws of descent and distribution.

Tax Treatment of Incentive Stock Options

In general, no taxable income for federal income tax purposes will be recognized by an option holder upon receipt or exercise of an incentive stock option, and the Company will not then be entitled to any tax deduction for compensation expense. Assuming that the option holder does not dispose of the option shares before the later of (i) two years after the date of grant or (ii) one year after the exercise of the option, upon any such disposition, the option holder will recognize capital gain equal to the difference between the sale price on disposition and the exercise price.

If, however, the option holder disposes of option shares prior to the expiration of the required holding periods, such option holder will recognize ordinary income for federal income tax purposes in the year of disposition equal to the lesser of (i) the difference between the fair market value of the shares at the date of exercise and the exercise price, or (ii) the difference between the sale price upon disposition and the exercise price. Any additional gain on such disqualifying disposition will be treated as capital gain. In addition, if such a disqualifying disposition is made by the option holder, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder provided that such amount constitutes an ordinary and reasonable expense of ours.

Tax Treatment of Nonqualified Stock Options

In general, no taxable income will be recognized by an option holder upon receipt of a nonqualified stock option, and the Company will not be entitled to a tax deduction for such grant.

Upon the exercise of a nonqualified stock option, the option holder will generally include in ordinary taxable income, for federal income tax purposes, the excess in value on the date of exercise of the shares acquired pursuant to the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares, the option holder will derive short-term or long-term gain or loss, depending upon the option holder’s holding period for the shares, commencing upon the exercise of the option, and upon the subsequent appreciation or depreciation in the value of the shares.

The Company generally will be entitled to a corresponding tax deduction at the time of exercise of the stock option, equal to the amount of ordinary income recognized by the participant.

Withholding of Tax

The Company is permitted to deduct and withhold amounts required to satisfy the Company’s withholding tax liabilities with respect to the Company’s employees.

Stock Options & Restricted Stock Grants

The Company’s 2001 Plan provides for the issuance of incentive stock options and non-statutory stock options. The Company’s Board of Directors, which, subject to the terms of the 2001 Plan, determines to whom grants are made, and the vesting, timing, amounts and other terms of such grants. Incentive stock options may be granted only to employees of the Company, while non-statutory stock options may be granted to the Company’s employees, officers, directors, consultants and advisors. Options under the Plan vest as determined by the Board of Directors, but in no event at a rate less than 20% per year. The term of the options granted under the 2001 Plan may not exceed 10 years and the maximum aggregate shares that may be issued upon exercise of such options is 4,000,000 shares of common stock. No options have been granted under the 2001 Plan as of March 8, 2010.

As of December 31, 2009, we had granted stock options to purchase 4,083,803 shares of common stock under the 2006 Incentive Stock Plan to 22 employees, of which 662,199 are exercisable and 1,565,274 have been forfeited or cancelled through December 31, 2009. Restricted stock was issued to 272 employees and 15 non-employee service providers, for a total of 2,568,320 shares of restricted stock granted, of which restrictions have lapsed as to 1,076,328 shares and 712,063 have been forfeited or cancelled through December 31, 2009. Generally, these grants of restricted stock are subject to vesting in four equal annual installments from the date of grant or hire. Of these amounts and during fiscal year ended December 31, 2009, 23,000 shares of restricted common stock and stock options to purchase 175,000 shares of common stock were granted to our Chief Executive Officer, 22,000 shares of restricted common stock and stock options to purchase 525,000 shares of common stock were granted to our President, 10,000 shares of restricted common stock and stock options to purchase 125,000 shares of common stock were granted to our Chief Financial Officer, 40,000 shares of restricted common stock and stock options to purchase 255,000 shares of common stock were granted to our Executive Vice President of Sales & Marketing. Thus, a total of 95,000 shares of restricted common stock and stock options to purchase 1,080,000 shares of common stock were granted to all executive officers as a group. The vice presidents who were not executive officers received grants of 30,000 shares of restricted common stock and stock options to purchase 269,000 shares of common stock, as a group.

Restricted stock may be granted under this Stock Plan aside from, or in association with, any other award. A participant shall have no rights to an award of restricted stock unless and until the participant accepts the award, and if the Committee shall deem it desirable, makes payments to the Company of cash, or by check. After acceptance and the issuance of a stock certificate, the participant shall have all the rights of a stockholder with respect to the restricted stock.

The Company shall issue in the participant’s name a certificate for the shares of Common Stock associated with the award of restricted stock; however, unless otherwise provided, the certificate shall not be delivered to the participant until such shares are free of any restrictions specified by the Committee at the time of grant. Shares of restricted stock are forfeitable until the terms of the restricted stock grant have been satisfied, and shares of restricted stock may not be transferred until all restrictions have lapsed. Upon a Change of Control, the Committee may accelerate the vesting of outstanding restricted stock, in whole or in part, in its sole discretion.

Tax Treatment of Restricted Stock Grants

Except as discussed below, upon the grant of restricted stock, no income is realized by a participant, and the Company is not allowed a deduction at that time. When the restricted stock vests and is no longer subject to a substantial risk of forfeiture for income tax purposes, the participant realizes taxable ordinary income in an amount equal to the Fair Market Value at the time of vesting of the shares of Restricted Stock which have vested (less the purchase price therefor, if any), and, subject to the limitations of Section 162(m) of the Internal Revenue Code, the Company is entitled to a corresponding deduction at such time.

If a participant makes a timely election under Section 83(b) of the Internal Revenue Code, the participant recognizes taxable ordinary income in an amount equal to the Fair Market Value at the time of grant of the restricted stock (less the purchase price therefor, if any), and, subject to the limitations of Section 162(m) of the Internal Revenue Code, the Company is entitled to a corresponding deduction at such time.

Options and Restricted Stock To Be Granted to Certain Persons

The aggregate numbers of shares of Common Stock subject to options or restricted stock grants that can be issued in the future are subject to discretion of the Compensation Committee and are not determinable.

Equity Compensation Plan Information

The following table sets forth a summary of restricted stock activity for the years ended December 31, 2009 and 2008:

	Number of Restricted Shares 2009	Weighted- Average Grant Date Fair Value	Number of Restricted Shares 2008	Weighted- Average Grant Date Fair Value
Outstanding and not vested beginning balance	879,581	$4.39	623,166	$4.08
Granted during the year	512,930	$1.30	886,597	$4.46
Forfeited/cancelled during the year	(315,532)	$4.16	(232,888)	$4.43
Released/vested during the year	(297,050)	$3.56	(397,294)	$4.04
Outstanding and not vested at end of year	779,929	$2.63	879,581	$4.39

The following table sets forth a summary of stock option activity for the year ended December 31, 2009 and 2008:

	Number of Shares Subject To Option 2009	Weighted-Average Exercise Price	Number of Shares Subject To Option 2008	Weighted-Average Exercise Price
Outstanding beginning balance	1,366,931	$5.14	2,065,000	$5.40
Granted during the year	1,581,932	$1.50	436,871	$4.87
Forfeited/cancelled/expired during the year	(266,666)	$2.88	(1,134,940)	$5.55
Exercised during the year	—	—	—	—
Outstanding at end of year	2,518,529	$3.07	1,366,931	$5.14
Exercisable at end of year	662,199	$5.54	432,330	$5.39

	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a) and excluding restricted stock awards)
	(a)	(b)	(c)
Equity compensation plans approved by stock holders:
2006 Stock Incentive Plan and	2,518,529	$3.07	625,214
2001 Stock Option Plan	—	$—	4,000,000
Equity compensation plans not approved by stock holders	—	$—	—

Vote Required and the Board of Director’s Recommendation

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE FOURTH MODIFICATION TO THE 2006 INCENTIVE STOCK PLAN.  Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal. Abstentions will have the same effect as a vote against the proposal.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

On December 19, 2006, the Board of Directors retained Burr, Pilger and Mayer LLP (“BPM”), as the Company’s independent registered public accounting firm.

Burr, Pilger and Mayer LLP has audited the Company’s financial statements for each of our two most recent fiscal years. The reports of Burr, Pilger and Mayer LLP, on the Company’s financial statements for the fiscal years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee selected Burr, Pilger and Mayer LLP to continue in its capacity for the fiscal year ending December 31, 2010. Accordingly, the Company is asking the stockholders to ratify the engagement of Burr, Pilger and Mayer LLP as its independent registered public accounting firm.

Although the engagement of Burr, Pilger and Mayer LLP is not required to be submitted to a vote of the stockholders, the Board of Directors believes that it is appropriate as a matter of policy to request that the stockholders ratify the selection of its independent registered public accounting firm for the fiscal year ending December 31, 2010. If the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and our stockholders.

A representative of Burr, Pilger and Mayer LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed to us by them for the fiscal years ended December 31, 2009 and 2008:

	2009	2008
Audit Fees (1)	$115,000	$239,200
Audit-Related Fees (2)	51,600	51,600
Tax Fees	—	—
All Other Fees (3)	30,000	—
Total	$166,600	$290,800

(1)	Comprised of the audit of our annual financial statements.
(2)	Comprised of the reviews of our quarterly financial statements.
(3)	Comprised of the audit of our 401(k) plan and other audit-related consultation services.

The Audit Committee reviews and pre-approves all proposed audit and non-audit engagements and related fees of BPM. In addition, any audit and non-audit fees for newly proposed professional services to be provided by BPM that arise during the year, or changes to previously approved BPM work, are reviewed and approved in advance of commencement of such services by the Audit Committee at their regularly scheduled meetings throughout the fiscal year. Should a situation arise that requires approval between meetings, the Audit Committee has delegated authority to its Chairman to authorize such pre-approval and to report on same at the following regularly scheduled meeting. The Audit Committee has the authority to grant pre-approval of audit and non-audit services to one or more designated members of the Audit Committee who are independent directors. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE APPOINTMENT OF BURR, PILGER AND MAYER LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.  Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal. Abstentions will have the same effect as a vote against the proposal.

REPORT OF THE AUDIT COMMITTEE

In discharging its oversight responsibility as to the audit process for 2009, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm’s independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board in Rule 3600T, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence and satisfied itself as to the independent registered public accounting firm’s independence. The Audit Committee also discussed with management and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls. The Audit Committee reviewed with the independent registered public accounting firm their audit plan and audit scope.

The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T and, with and without management present, discussed and reviewed the independent registered public accounting firm’s examination of the financial statements.

The Audit Committee reviewed the audited financial statements of the Company, as of and for the year ended December 31, 2009, with management and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with the independent registered public accounting firm, the Audit Committee recommended that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission (the “SEC”), on March 10, 2010. The Audit Committee recommended and approved the reappointment of the independent registered public account firm.

Respectfully submitted,

Ed Roffman
Jon Witkin
Pradeep Jotwani

PROPOSAL NO. 5
ADJOURNMENT OF THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES

Under our Bylaws, any meeting of stockholders, whether or not a quorum is present or has been established, may be adjourned by the affirmative vote of more shares of stock entitled to vote who are present, in person or by proxy, than are voted against the adjournment. No new notice need be given of the date, time or place of the adjourned meeting if such date, time or place is announced at the meeting before adjournment, unless the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. If we determine that an adjournment of the meeting is appropriate for the purpose of soliciting additional proxies in favor of any proposal being submitted by the Company at the meeting, such adjournment will be submitted for a shareholder vote under Item 5 of the attached Notice of Annual Meeting. We will also use the discretionary authority conferred on our proxy holders by duly executed proxy cards to vote for any other matter as we determine to be appropriate.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE MEETING, IF NECESSARY IN THE JUDGMENT OF THE PROXY HOLDERS, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE COMPANY’S PROPOSALS IN THIS PROXY STATEMENT.  Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal. Abstentions will have the same effect as a vote against the proposal.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion & Analysis (“CD&A”) outlines the Company’s executive compensation programs. It explains the decision making process used by our Compensation Committee, the reasoning behind our executive compensation programs, and the actions the Compensation Committee took related to the compensation of the following executives (our “Named Executive Officers”):

•	Barry Cinnamon —Chief Executive Officer and Secretary

•	Gary Effren — President

•	Margaret Randazzo — Chief Financial Officer and Treasurer

•	Jeff Kiel — Executive Vice President, Sales and Marketing

I.	Overview of Our Compensation Programs

A. Philosophy and Objectives

The Company’s executive compensation programs are based on the following philosophies and objectives:

•
Compensation Should Align with Stockholders’ Interests — The Compensation Committee believes that executives’ interests should be aligned with those of the stockholders. Executives are granted restricted stock and stock options so that their total compensation is tied directly to the same value realized by our stockholders. Executive bonuses are tied directly to the value that the Company gains from an executive’s contribution to the Company’s success as a whole.

•
Compensation is Competitive — The Compensation Committee seeks to provide a total compensation package that attracts, motivates and retains the executive talent that the Company needs in order to maximize its return to stockholders. To accomplish this objective, executive compensation is reviewed annually to ensure that compensation levels are competitive and reasonable given the Company’s level of performance and other comparable companies with which the Company competes for talent.

•
Compensation Motivates and Rewards the Achievement of Goals — The Company’s executive compensation programs are designed to appropriately reward both individual and collective performance that meets and exceeds annual, long-term and strategic goals of the Company. To accomplish this objective, a substantial percentage of total compensation is variable, “at risk”, both through annual incentive compensation and the granting of long-term incentive awards.

B. Compensation Administration

Role of the Compensation Committee

Pursuant to the terms of its charter, the Compensation Committee is responsible for the review and approval of all aspects of our executive compensation program and makes decisions regarding the compensation of our Named Executive Officers, including our Chief Executive Officer. The Compensation Committee’s responsibilities include but are not limited to the following:

•	Reviewing and approving on an annual basis the corporate goals and objectives with respect to the compensation of the Chief Executive Officer and other Named Executive Officers;

•
Evaluating the Chief Executive Officer’s and other Named Executive Officer’s performance at least annually in light of those goals and objectives, and based upon these evaluations reviewing on an annual basis those officers’ annual compensations, including (i) annual base salary level, (ii) annual incentive compensation, (iii) long-term incentive compensation, (iv) employment, severance and change-in-control agreements, if any, and (v) any other compensation, ongoing perquisites or special benefit items;

•
Developing and periodically assessing the Compensation Committee’s compensation policies applicable to the Company’s Chief Executive Officer and other Named Executive Officers and directors, including the relationship of corporate performance to executive compensation.

•
Periodically reviewing and advising the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company’s compensation programs for the Chief Executive Officer and other Named Executive Officers and directors relative to comparable companies in the Company’s industry.

•
Granting restricted stock, stock option, and other equity-based or incentive awards to the Company’s Named Executive Officers, employees and other individuals under the Company’s stock and incentive compensation plans, including any performance criteria relating to the plans or awards, and otherwise assisting the Board in administering awards under these plans.

•	Reviewing and approving the Company’s employee benefit programs, including reviewing and approving any incentive-compensation and equity-based plans of the Company that are subject to Board approval;

Additional information regarding the Compensation Committee’s responsibilities is set forth in its charter, which is posted on our website at http://ir.akeena.com/Governance.cfm.

Role of the Chief Executive Officer

Our Chief Executive Officer, Barry Cinnamon, makes recommendations to the Compensation Committee regarding the compensation of our other Named Executive Officers. The Compensation Committee often requests Mr. Cinnamon to be present at Compensation Committee meetings where executive compensation and the performance of our Named Executive Officers are discussed and evaluated. Within the framework of the compensation programs approved by the Compensation Committee, Mr. Cinnamon may recommend base salary adjustments and make suggestions regarding incentive plan performance measures and equity compensation grants for other Named Executive Officers. Mr. Cinnamon does not participate in any discussions or processes concerning his own compensation, and participates in a non-voting capacity in discussions or processes concerning the compensation of the Company’s Named Executive Officers.

C. Program Design

The Compensation Committee uses a simple and straightforward approach in compensating our Named Executive Officers in which base salary, annual incentives and stock options are the principal components. In addition, executives generally participate in the same benefit programs as other full-time employees.

The Company’s executive compensation programs are designed to provide executives with a reasonable level of fixed compensation through base salary and benefits, and an opportunity to earn incentive compensation through the annual and long-term incentive programs based on a mix of individual and Company performance and increases in the value of our stock. The incentive plans are designed to pay well when performance meets or exceeds expectations and pay little or no incentive if performance is below expectations.

As an executive’s level of responsibility increases, the Compensation Committee generally targets a greater portion of the executive’s compensation to be contingent upon performance. For example, the Company’s Chief Executive Officer and the other Named Executive Officers have a higher percentage of compensation at risk (and thus greater upside and downside potential) relative to the Company’s other employees. The Compensation Committee believes this is appropriate because the Named Executive Officers have the greatest influence on the Company’s performance.

D. Compensation Review Process

The Compensation Committee annually reviews compensation for our Named Executive Officers. In making its decisions, the Compensation Committee considers the executive’s role and responsibilities, Company and individual performance, and regional and industry-wide compensation practices and trends. This approach is used to set base salaries, annual incentive opportunities, stock option award levels and the mix of compensation elements.

II.	Components of Compensation

The Company provides four compensation components to Named Executive Officers:

•	Base salary,

•	Cash annual and/or quarterly incentives based on the achievement of specified goals and objectives,

•	Long-term incentive in the form of restricted stock and stock options, and

•	Benefits.

A. Base Salaries

The Company provides its Named Executive Officers a base salary commensurate with their position, responsibilities and experience. The 2009 base salaries, in dollars, and the percentage increase in the 2009 base salaries from the 2008 base salaries, for our Named Executive Officers, are as follows:

Named Executive Officer	2009 Base Salary	Percentage Increase from 2008 Base Salary
Barry Cinnamon Chief Executive Officer and Secretary	$275,000	0.0%
Gary Effren President	$250,000	0.0%
Margaret Randazzo Chief Financial Officer and Treasurer	$150,000	(1)
Jeff Kiel Executive Vice President Sales and Marketing	$170,000	(2)

(1)	Ms. Randazzo joined the Company on December 29, 2009 as the Company’s Controller and became a Named Executive Officer after being promoted to Chief Financial Officer on December 24, 2009.
(2)	Mr. Kiel joined the Company on December 15, 2008.

B. Annual and Quarterly Incentives

In 2008, the Compensation Committee established the Company’s Executive Bonus Plan (the “Bonus Plan”). Named Executive Officers were to be rewarded bonuses based on whether, in the discretion of the Compensation Committee, the Company met certain revenue and operating income goals that aligned with the business plan to achieve profitability. The Compensation Committee believed that the Bonus Plan was appropriate to motivate the Named Executive Officers to focus on expanding the Company’s business and managing profitability.

Based on the executive compensation review, the Compensation Committee established a target incentive of up to 70% of salary for Mr. Cinnamon, up to 50% of salary for Mr. Effren, and up to 40% of salary for Ms. Randazzo. Mr. Kiel receives quarterly incentives in the amount of 0.5% of the Company’s gross profit on a quarterly basis and $1,000 per quarter for every 1% by which sales and marketing expenditures are less than 20% of the Company’s revenues for that quarter. According to the terms of the Bonus Plan, the Company’s targeted revenue and operation income goals must be achieved before annual incentives are paid, however, Mr. Kiel is eligible to receive his quarterly performance incentives. The Named Executive Officers have the opportunity to receive up to 100% of their target incentive at maximum performance.

In 2009, the Company’s actual performance resulted in revenues of $28.2 million and an operating loss of $15.8 million. The Compensation Committee decided to follow the recommendation of the Chief Executive Officer and to not award any cash bonuses, except for Mr. Kiel's quarterly sales performance incentives, to the Name Executive Officers for 2009 given the financial results for the year.

C. Long-Term Incentives

The Compensation Committee has elected to grant restricted stock and stock options to the Named Executive Officers and other key employees as the primary long-term incentive vehicle. In making this determination, the Compensation Committee considered a number of factors including: the accounting impact, potential value of restricted stock and stock option grants versus other equity instruments and cash incentives, and the alignment of equity participants with stockholders. The Company determined that grants of restricted stock and stock options:

•	Enhance the link between the creation of stockholder value and executive compensation;

•	Provide an opportunity for equity ownership;

•	Act as a retention tool; and

•	Provide competitive levels of total compensation.

Restrictions on the Named Executive Officer’s shares lapse in equal annual increments over a period of four (4) years and in equal quarterly increments over a period of one (1) year, as the case may be, commencing one year or quarter from the date of grant, as applicable. Each Named Executive Officer is entitled to vote such restricted shares, subject to forfeiture in accordance with the terms of the grant. The stock options granted to the Named Executive Officers in 2009 have five-year terms and, with the exception of 38,500 options for Mr. Cinnamon and 6,918 options for Mr. Effren which vested on January 17, 2009 which was the one year anniversary of the grant date, 33.33% of the shares underlying the Named Executive Officers’ options vest in equal annual installments over a period of three years on each anniversary of the grant date.

The Compensation Committee may make grants of equity awards to Named Executive Officers during their regular quarterly meetings or by special meeting during the year. The Compensation Committee reviews Company performance, potential burn rates and dilution levels to create a restricted stock and option pool that may be awarded to employee participants. Grants to the Named Executive Officers were determined by the Compensation Committee after reviewing market data and considering each executive’s performance, role and responsibilities.

The Company does not reprice options if the Company stock price declines after the grant date. The Company does not seek to time equity grants to take advantage of information, either positive or negative, about the Company that has not been publicly disclosed. Option grants are effective on the date the award determination is made by the Compensation Committee and the exercise price of options is the closing market price of Company common stock on the business day prior to the date of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

D. Benefits

Named Executive Officers are eligible to participate in the Company’s standard medical, dental, vision, disability insurance, life insurance plans and other health and welfare plans provided to other full time employees.

Retirement Benefits

The Company’s retirement savings plans help the Company’s employees prepare for retirement. The Company’s objectives with regard to retirement savings plans are to provide benefit levels that are competitive when compared to similarly sized companies within the Company’s general industry and that are designed with simple and straightforward terms to enable participants to maximize the value they receive from such plans.

All of the Company’s Named Executive Officers are entitled to participate in the Company’s 401(k) program.

Employment Agreements and Post Termination Compensation

The Company does not maintain employment or other compensatory agreements with any of the Named Executive Officers. If the Company terminates the employment of a Named Executive Officer, it will not be obligated to pay them severance compensation or other benefits. The Compensation Committee believes that the at-will nature of employment of the Named Executive Officers is appropriate because it provides the Company with more flexibility to make a management change if such a change is in the best interests of the Company and stockholders. Upon termination, these executives are bound by confidentiality agreements.

III.	Limitation on Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code denies a publicly held corporation a federal income tax deduction for the compensation of certain executive officers exceeding $1 million per year. “Performance based” compensation is not subject to the limitations on deductibility and the Compensation Committee strives to structure compensation so as to qualify for deductibility. Currently, the Company believes all compensation is deductible. However, the Compensation Committee may authorize compensation that may not be deductible when it deems it to be in the best interest of the Company and its stockholders.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K.

Submitted by the Compensation Committee of the Board of Directors:

Ed Roffman
Jon Witkin
Pradeep Jotwani

Summary Compensation Table

The following Summary Compensation Table sets forth certain information about the compensation paid, earned or accrued for services rendered to us in all capacities for the fiscal year ended December 31, 2009, 2008 and 2007, by our Chief Executive Officer, our Chief Financial Officer and our two other most highly compensated executive officers (our “Named Executive Officers”). We did not have any other executive officers in the fiscal year ended December 31, 2009 that were paid or earned compensation in excess of $100,000 for services rendered during such fiscal year.

Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards(1)	All Other Compensation		Total

Barry Cinnamon, Chief Executive Officer, Secretary and Director (2)	2009	$252,083	$26,910	$209,006	$—		$487,999
	2008	$275,000	$186,500	$189,737	$—		$651,237
	2007	$203,750	$—	$1,020,422	$—		$1,224,172

Gary Effren, President, (3)	2009	$229,167	$25,740	$500,566	$—		$755,473
	2008	$250,000	$368,500	$34,094	$—		$652,594
	2007	$68,750	$—	$1,458,320	$—		$1,527,070

Margaret Randazzo, Chief Financial Officer and Treasurer (4)	2009	$146,563	$18,500	$111,288	$—		$276,351
	2008	$6,250	$—	$—	$—		$6,250

Jeff Kiel, Executive Vice President of Sales and Marketing (5)	2009	$155,833	$50,800	$266,550	$34,340	(6)	$507,523
	2008	$7,083	$—	$—	$—		$7,083

(1)
The amounts in this column represent the aggregate grant date fair values of the restricted stock and the option awards granted to the executive in each of the fiscal years in accordance with stock compensation accounting. See Note 14 of the Notes to our Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on March 10, 2010 for a discussion of all assumptions made by us in determining the valuation of the equity awards.

(2)	Mr. Cinnamon was not compensated for his service on the Board of Directors of the Company.
(3)	Mr. Effren joined the Company as Chief Financial Officer during September 2007 and became President during December 2009.
(4)	Ms. Randazzo joined the Company during December 2008 and became the Chief Financial Officer during December 2009.
(5)	Mr. Kiel joined the Company during December 2008.
(6)	All Other Compensation for Mr. Kiel consists of quarterly sales incentives paid during 2009.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to grants of plan-based awards in 2009 to our Named Executive Officers, including stock option and equity awards. The stock option and equity awards granted to our Named Executive Officers in 2009 were granted under our Stock Plan. All options were granted at the closing price for our common stock on the Nasdaq Capital Market on the date of the grant.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (1)

Barry Cinnamon	2/01/2009		175,000	$1.85	$209,006
	8/21/2009	23,000			$26,910

Gary Effren	2/01/2009		175,000	$1.85	$209,006
	8/21/2009	22,000			$25,740
	8/21/2009		350,000	$1.17	$291,559

Margaret Randazzo	2/01/2009	10,000			$18,500
	2/01/2009		50,000	$1.85	$59,716
	12/4/2009		75,000	$1.00	$51,572

Jeff Kiel	2/01/2009		180,000	$1.85	$214,978
	7/29/2009	25,000			$32,250
	8/21/2009	15,000			$17,550
	12/4/2009		75,000	$1.00	$51,572

(1)
The amounts in this column represent the grant date fair values of the restricted stock and the option awards granted to the executive in the fiscal year in accordance with stock compensation accounting. See Note 14 of the Notes to our Consolidated Financial Statements contained in our Annual Report on Form 10-K filed on March 10, 2010 for a discussion of all assumptions made by us in determining the valuation of the equity awards.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information relating to equity awards outstanding at the end of Fiscal 2009 for each Named Executive Officer.

			Option Awards				Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (1) (#)	Number of Securities Underlying Unexercised Options Unexercisable (1) (#)	Option Exercise Price ($/Sh)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (2) (#)	Market Value of Shares or Units that Have Not Vested (2) (#)

Barry Cinnamon	9/07/2007		208,667	104,333	$4.94	9/06/2012	—	—
	1/17/2008		38,500	—	$8.02	1/16/2013	—	—
	8/14/2008		—	—	—	—	37,500	$46,875
	2/01/2009		—	175,000	1.85	1/31/2014	—	—
	8/21/2009	(3)	—	—	—	—	17,250	21,563

Gary Effren	9/21/2007		233,334	116,666	$6.30	9/20/2012	—	—
	1/17/2008		6,918	—	$8.02	1/16/2013	—	—
	5/12/2008		—	—	—	—	26,250	$32,813
	8/14/2008		—	—	—	—	37,500	$46,875
	2/01/2009		—	175,000	$1.85	1/31/2014	—	—
	8/21/2014		—	350,000	$1.17	8/20/2014	—	—
	8/21/2009	(3)					16,500	$20,625

Margaret Randazzo	2/01/2009		—	50,000	$1.85	1/31/2014	—	—
	12/4/2009		—	75,000	$1.00	12/3/2014	—	—
	2/01/2009		—	—	—	—	10,000	$12,500

Jeff Kiel	2/01/2009		—	180,000	$1.85	1/31/2014	—	—
	12/4/2009		—	75,000	$1.00	12/3/2014	—	—
	7/29/2009		—	—	—	—	25,000	$31,250
	2/01/2009		—	—	—	—	11,250	$14,063

(1)	Options granted vest over a three-year period beginning on each anniversary of the date of grant.
(2)	Unless otherwise indicated, restricted stock vests over a four-year vesting period beginning on each anniversary of the date of grant.
(3)
Restricted stock granted on August 21, 2009, which restriction lapses as to one-fourth of the shares quarterly over one year. Each shareholder is entitled to vote such restricted shares, subject to forfeiture in accordance with the terms of the grant.

Option Exercises and Stock Vested

The following table sets forth certain information relating to the exercise of stock options and the vesting of stock awards during Fiscal 2009 for each Named Executive Officer.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Barry Cinnamon	—	$—	12,500	$15,125
Gary Effren	—	$—	21,250	$26,325
Margaret Randazzo	—	$—	—	$—
Jeff Kiel	—	$—	—	$—

Employment Agreements

We currently do not have employment agreements with any of our executive officers, other than at-will employment offer letters.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The following table sets forth information concerning ownership of the Company's Shares, as of the Record Date, by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Shares, (ii) each director and nominee for election as a director, (iii) each of the Named Executive Officers listed in the Summary Compensation Table included in this Proxy Statement and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, the Company believes that each stockholder has sole voting power and sole dispositive power with respect to the Shares beneficially owned by him.

Name and Address of Beneficial Owner (1)		Amount and Nature of Beneficial Ownership (2)	Percent of Class (2)
Barry Cinnamon	(3)	7,959,501	21.6%
Ed Roffman	(4)	70,094	*
Jon Witkin	(5)	47,094	*
Pradeep Jotwani	(6)	27,727	*
Gary Effren	(7)	326,001	*
Margaret Randazzo	(8)	22,500	*
Jeff Kiel	(9)	100,000	*
All directors and executive officers as a group (6 persons)		8,552,917	23.2%

*	Less than 1%

(1)	Unless otherwise indicated, the address for each of the stockholders is c/o Akeena Solar, Inc. 16005 Los Gatos Blvd., Los Gatos, CA 95032.
(2)
The applicable percentage of ownership for each beneficial owner is based on 36,830,327 shares of Common Stock outstanding as of March 8, 2010. In calculating the number of Shares beneficially owned by a stockholder and the percentage of ownership of that stockholder, shares of Common Stock issuable upon the exercise of options or warrants, or the conversion of other securities held by that stockholder, that are exercisable within 60 days, are deemed outstanding for that holder; however, such shares are not deemed outstanding for computing the percentage ownership of any other stockholder.

(3)	Includes 49,000 shares of restricted common stock and 305,501 shares of nonqualified stock options which are exercisable for shares of Akeena’s common stock within 60 days of March 8, 2010.
(4)	Includes 13,547 shares of restricted common stock and 10,000 shares of nonqualified stock options which are exercisable for shares of Akeena’s common stock within 60 days of March 8, 2010.
(5)	Includes 8,547 shares of restricted common stock and 10,000 shares of nonqualified stock options which are exercisable for shares of Akeena’s common stock within 60 days of March 8, 2010.
(6)	Includes 8,547 shares of restricted common stock and 10,932 shares of nonqualified stock options which are exercisable for shares of Akeena’s common stock within 60 days of March 8, 2010.
(7)	Includes 74,750 shares of restricted common stock and 240,251 shares of nonqualified stock options which are exercisable for shares of Akeena’s common stock within 60 days of March 8, 2010.
(8)	Includes 7,500 shares of restricted common stock and 12,500 shares of nonqualified stock options which are exercisable for shares of Akeena’s common stock within 60 days of March 8, 2010.
(9)	Includes 32,500 shares of restricted common stock and 60,000 shares of nonqualified stock options which are exercisable for shares of Akeena’s common stock within 60 days of March 8, 2010.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires the Company’s executive officers, directors and persons who own more than 10% of the Company’s outstanding common stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company by such persons, the Company believes that during Fiscal 2009 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with, except that the Form 4 with respect to an award of restricted stock to Jeff Kiel was not timely filed.

OTHER MATTERS

Submission of Stockholder Proposals for 2011 Annual Meeting

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. Any proposals by a stockholder intended to be included in the Company’s proxy statement and form of proxy relating to the 2011 annual meeting of stockholders must be received by the Company no later than November 18, 2010. In accordance with the Company’s bylaws, to be properly brought before such meeting of stockholders any nomination or proposal from a stockholder must be received by the Company not earlier than the close of business on February 3, 2011, the 90th day, nor later than the close of business on March 5, 2011, the 60th day, prior to the first anniversary of the date of the preceding year’s annual meeting as first specified in the notice of meeting (without regard to any postponements or adjournments of such meeting after the notice was first given). Nothing in this paragraph shall be deemed to be an undertaking by the Company to include any matter in its proxy statement and form of proxy relating to the 2011 annual meeting of stockholders, and a stockholder proposal may be omitted from such proxy statement and form of proxy statement pursuant to applicable law. Any stockholder proposal should be delivered to the Company at 16005 Los Gatos Blvd., Los Gatos, CA 95032, Attention: Legal Department.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may employ the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement and the accompanying Annual Report may have been sent to multiple stockholders residing at the same household. If you would like to obtain an additional copy of this Proxy Statement and the accompanying Annual Report, please contact Angela Lipanovich at 16005 Los Gatos Blvd., Los Gatos, CA 95032, Attention: General Counsel, telephone (408) 402-9453. If you want to receive separate copies of the Company’s proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

Other Matters That May Come Before the Annual Meeting

The Board of Directors is not aware of any other matters to be presented for a vote of the stockholders at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with the directions of the Board of Directors, or in the absence of such directions, in their own best judgment.

APPENDIX A
AKEENA SOLAR, INC.

2006 INCENTIVE STOCK PLAN

1.   Purpose of the Plan

           This 2006 Incentive Stock Plan (the "Plan") is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Akeena Solar , Inc., a Delaware corporation (the "Company"), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the "Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options (the "Nonqualified Options"). Incentive Options and Nonqualified Options are hereinafter referred to collectively as "Options."

     The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

2.   Administration of the Plan

The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of two or more directors who are "Non-Employee Directors" (as such term is defined in Rule 16b-3) and "Outside Directors" (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock ("Restricted Stock") and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.   Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the "Optionees") or Restricted Stock (the "Grantees" and together with Optionees, the "Participants") shall include directors, officers and employees of the Company and consultants, subject to their meeting the eligibility requirements of Rule 701 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or shares of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant's relationship to the Company, the Participant's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant's length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4.   Stock Reserved for the Plan.

     Subject to adjustment as provided in Section 8 hereof, a total of 450,000 shares of the Company's Common Stock, par value $0.01 per share (the "Stock"), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall not exceed 150,000 shares and the method of counting such shares shall conform to any requirements applicable to performance-based  compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or share of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or share of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or share of Restricted Stock may be subject to future Options or shares of Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.   Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)      Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. "Fair Market Value" means the closing price on the date of grant on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market or OTC Bulletin Board (if the shares of Stock are regularly quoted on the NASDAQ Stock Market or OTC Bulletin Board, as the case may be), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

(b)             Option Term.  The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than five years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no Such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)             Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total amount of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

    Notwithstanding any provision in this Plan, in the event there is a Change of Control (as defined below), the Company shall, at no cost to the Participant, replace any and all stock options granted by the Company and held by the Participant at the time of the Change of Control, whether or not vested, with an equal number of unrestricted and fully vested stock options to purchase shares of the Company's Common Stock (the "Option Replacement"). With respect to the Option Replacement, all options will become fully vested. Alternatively, in the event of a Change of Control, in lieu of the Option Replacement, a Participant may, subject to Board approval at the time, elect to surrender the Participant's rights to such options, and upon such surrender, the Company shall pay to the Participant an amount in cash per stock option (whether vested or unvested) then held, which is the difference between the full exercise price of each option surrendered and the greater of (i) the average price per share paid in connection with the acquisition of control of the Company if such control was acquired by the payment of cash or the then fair market value of the consideration paid for such shares if such control was acquired for consideration other than cash, (ii) the price per share paid in connection with any tender offer for shares of the Company's Common Stock leading to control, or (iii) the mean between the high and low selling price of such stock on the NASDAQ Stock Market, OTC Bulletin Board or other market on which the Company's Common Stock is then traded or listed for quotation on the date of the Change of Control.

    For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if any of the following occurs:

(i)          An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term "person" is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of (1) the then-outstanding shares of common stock of the Company (or any other securities into which such shares of common stock are changed or for which such shares of common stock are exchanged) (the "Shares") or (2) the combined voting power of the Company's then-outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this paragraph (a), the acquisition of Shares or Voting Securities in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

             (ii) The consummation of:

                (a)       A merger, consolidation or reorganization (1) with or into the Company or (2) in which securities of the Company are issued (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger in which:

                (i)     the stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the Surviving Corporation, if there is no Parent Corporation or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and

                 (ii)    no Person other than (1) the Company, (2) any Related Entity, or (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to the Merger, was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to the Merger had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Shares or Voting Securities, has Beneficial Ownership, directly or indirectly, of twenty percent (20%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation, if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by a Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

                (b)           A complete liquidation or dissolution of the Company; or

                (c)           The sale or other disposition of all or substantially all of the assets of the Company and its subsidiaries taken as a whole to any Person (other than (x) a transfer to a Related Entity, (y) a transfer under conditions that would constitute a Non-Control Transaction, with the disposition of assets being regarded as a Merger for this purpose or (z) the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons; provided, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company and, after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

                      (d)             Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. Notwithstanding the forgoing, an Optionee may not take any actions that are prohibited by the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Securities and Exchange Commission or any agency thereunder. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

                      (e)             Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee's immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

                      (f)             Termination by Death. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

                      (g)             Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three (3) months after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such three (3) month period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

                      (h)             Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three (3) months after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such three (3) month period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), "Normal Retirement" shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and "Early Retirement" shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

          (i) Other Termination. Unless otherwise determined by the Committee upon grant, if any Optionee's employment with or service to the Company or any Subsidiary terminates for any reason other than death, disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of thirty (30) days after the date of termination or the balance of such Option's term if the Optionee's employment or service with the Company or any Subsidiary or Affiliate is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

          (j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

          (k) Grants to Foreign Employees. The terms of grants to foreign employees may vary from the terms of this Section 5 provided that the terms shall only be more restrictive than any term in this Section 5.

     6.   Terms and Conditions of Restricted Stock.

     Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

          (b) Issuance of Certificates. The Company shall issue in the Grantee's name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

          (c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

          (d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

          (e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

          (f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     7.   Term of Plan.

     No Option or shares of Restricted Stock shall be granted pursuant to the Plan on or after the date that is ten years from the effective date of the Plan, but Options or shares of Restricted Stock theretofore granted may extend beyond that date.

     8.   Capital Change of the Company.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

     The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

     9.   Purchase for Investment Conditions.

     Unless the Options and shares covered by the Plan have been registered under the Securities Act, or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

     10.  Taxes.

          (a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

          (b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

          (c) If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

     11.  Effective Date of Plan.

     The Plan shall be effective on August 7, 2006; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company's stockholders no later than August 7, 2007, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to shareholder approval set forth in Section 162(m) of the Code are satisfied.

     12.  Amendment and Termination.

     The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a)	materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b)	materially increase the benefits accruing to the Participants under the Plan;

          (c) materially modify the requirements as to eligibility for participation in the Plan;

          (d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof;

          (e) extend the term of any Option beyond that provided for in Section 5(b); or

          (f) except as otherwise provided in Sections 5(c), 5(l) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

     Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee's consent.

     It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the "Section 409A Rules") and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

     13.  Government Regulations.

     The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

     14.  General Provisions.

          (a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

          (b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

          (c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

          (d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act of 1933, as amended, and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

     15.  Non-Uniform Determinations.

     The Committee's determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.	Governing Law.

     The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

                                                                                               Akeena Solar, Inc.
                                                                                               August 8, 2006

FIRST AMENDMENT TO THE
AKEENA SOLAR, INC.
2006 INCENTIVE STOCK PLAN

THIS FIRST AMENDMENT to the 2006 Incentive Stock Plan (the “Plan”) of Akeena Solar, Inc. (the “Company”) is made as of this 20 day of December, 2006.

INTRODUCTION

The Board of Directors administers the Plan, which was adopted on August 8, 2006. The Board of Directors now desires to amend the Plan to increase the number of shares of common stock, par value $0.001 per share, of the Company subject to the Plan to 1,000,000 shares from 450,000 shares.

AMENDMENT

NOW, THEREFORE, the Board of Directors hereby amends the Plan, effective December 20, 2006, by deleting the text of Section 4 in its entirety and replacing it with the following:

“Subject to adjustment as provided in Section 8 hereof, a total of 1,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan.  The number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended.  The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose.  Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.  Should any Option or share of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or share of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or share of Restricted Stock may be subject to future Options or shares of Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.”

SECOND AMENDMENT TO THE
AKEENA SOLAR, INC.
2006 INCENTIVE STOCK PLAN

THIS SECOND AMENDMENT to the 2006 Incentive Stock Plan (the “Plan”) of Akeena Solar, Inc. (the “Company”) is made as of this 24 day of August, 2007.

INTRODUCTION

The Board of Directors administers the Plan, which was adopted on August 8, 2006. The Board of Directors now desires to amend the Plan to increase the number of shares of common stock, par value $0.001 per share, of the Company subject to the Plan to 4,000,000 shares from 1,000,000 shares.

AMENDMENT

NOW, THEREFORE, the Board of Directors hereby amends the Plan, effective August 24, 2007, by deleting the text of Section 4 in its entirety and replacing it with the following:

“Subject to adjustment as provided in Section 8 hereof, a total of 4,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan.  The number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended.  The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose.  Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.  Should any Option or share of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or share of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or share of Restricted Stock may be subject to future Options or shares of Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.”

THIRD AMENDMENT TO THE
AKEENA SOLAR, INC.
2006 INCENTIVE STOCK PLAN

THIS THIRD AMENDMENT to the 2006 Incentive Stock Plan (the “Plan”) of Akeena Solar, Inc. (the “Company”) is made as of this 24 day of August, 2008 subject to shareholder approval.

INTRODUCTION

The Board of Directors administers the Plan, which was adopted on August 8, 2006. The Board of Directors now desires to amend the Plan to increase the number of shares of common stock, par value $0.001 per share, of the Company subject to the Plan to 5,000,000 shares from 4,000,000 shares.

AMENDMENT

NOW, THEREFORE, the Board of Directors hereby amends the Plan, effective September 23, 2008 subject to shareholder approval, by deleting the text of Section 4 in its entirety and replacing it with the following:

“Subject to adjustment as provided in Section 8 hereof, a total of 5,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan.  The number of shares of Stock that may be subject to Options granted under the Plan to any individual in any calendar year shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended.  The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose.  Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.  Should any Option or share of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or share of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or share of Restricted Stock may be subject to future Options or shares of Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.”

Akeena Solar

AKEENA SOLAR, INC.
ATTN: ANGELA LIPANOVICH
16005 LOS GATOS BLVD.
LOS GATOS, CA 95032

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The Board of Directors recommends that you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Barry Cinnamon   02 Ed Roffman   03 Jon Witkin   04 Pradeep Jotwani

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date

Signature (Joint Owners)   Date

0000053873_1   R2.09.05.010

Annual Meeting of Stockholders of Akeena Solar, Inc.
May 7, 2010 at 9:30 a.m. PDT
Company's corporate office located at 16005 Los Gatos Blvd., Los Gatos, California 95032

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com .

AKEENA SOLAR, INC.
Annual Meeting of Stockholders
May 7, 2010 at 9:30 a.m. PDT
This Proxy is Solicited by the Board of Directors

The undersigned hereby appoints Barry Cinnamon and Gary Effren, and either of them, as attorneys of the undersigned with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Akeena Solar, Inc., to be held on May 7, 2010 at 9:30 a.m. PDT, at the Company's corporate office located at 16005 Los Gatos Blvd., Los Gatos, California 95032, and at any continuation or adjournment thereof, with all powers which the undersigned might have if personally present at the meeting.

WHERE NO CONTRARY CHOICE IS INDICATED BY THE STOCKHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED FOR ALL NOMINEES AND FOR EACH OF THE PROPOSALS AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

YOUR VOTE IS IMPORTANT TO THE COMPANY.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000053873_2 R2.09.05.010